UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 10, 2014

AECOM TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, CA  90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On September 10, 2014, AECOM Technology Corporation (the “Company”) issued a press release announcing its intention to offer, subject to market and other conditions, US$1.6 billion in aggregate principal amount of its senior notes maturing in 2022 and 2024.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01        Financial Statements and Exhibits.

(d)  Exhibits

99.1                                                                    Press Release, dated September 10, 2014, announcing the Company’s intention to offer US$1.6 billion in aggregate principal amount of its senior notes maturing in 2022 and 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM TECHNOLOGY CORPORATION

Dated: September 10, 2014	By:	/s/ DAVID Y. GAN
David Y. Gan
Senior Vice President, Assistant General Counsel

EXHIBIT INDEX

Exhibit

99.1                    Press Release, dated September 10, 2014, announcing the Company’s intention to offer US$1.6 billion in aggregate principal amount of its senior notes maturing in 2022 and 2024.